                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Washington Gas Light Company, for itself, and each person whose signature appears below, appoints Patrick J. Maher, James H. DeGraffenreidt, Jr., Frederic
M. Kline and John K. Keane, Jr., or any of them, as attorneys-in-fact to execute in their respective names, and to file a Registration Statement under the Securities Act of 1933 for the registration of $250,000,000 principal amount of Washington Gas Light Company debt securities, and to execute and file all amendments and post-effective amendments to the Registration Statement.

                                               WASHINGTON GAS LIGHT COMPANY

Date: December 18, 1996                   By     JAMES H. DEGRAFFENREIDT, JR.

                                            ------------------------------------
                                               (JAMES H. DEGRAFFENREIDT, JR.
                                               PRESIDENT AND CHIEF OPERATING
                                                   OFFICER AND DIRECTOR)

                 NAMES                                  TITLE                        DATE
----------------------------------------    ------------------------------    ------------------
            PATRICK J. MAHER                Chairman of the Board and         December 18, 1996
----------------------------------------      Chief Executive Officer and
           (PATRICK J. MAHER)                 Director

      JAMES H. DEGRAFFENREIDT, JR.          President and Chief Operating     December 18, 1996
----------------------------------------      Officer and Director
     (JAMES H. DEGRAFFENREIDT, JR.)

           FREDERIC M. KLINE                Vice President and Treasurer      December 18, 1996
----------------------------------------      (Principal Financial
          (FREDERIC M. KLINE)                 Officer)

          ROBERT E. TUORINIEMI              Controller                        December 18, 1996
----------------------------------------      (Principal Accounting
         (ROBERT E. TUORINIEMI)               Officer)

           MICHAEL D. BARNES                Director                          December 18, 1996
----------------------------------------
          (MICHAEL D. BARNES)

            FRED J. BRINKMAN                Director                          December 18, 1996
----------------------------------------
           (FRED J. BRINKMAN)

        DANIEL J. CALLAHAN, III             Director                          December 18, 1996
----------------------------------------
       (DANIEL J. CALLAHAN, III)

           ORLANDO W. DARDEN                Director                          December 18, 1996
----------------------------------------
          (ORLANDO W. DARDEN)

            MELVYN J. ESTRIN                Director                          December 18, 1996
----------------------------------------
           (MELVYN J. ESTRIN)

         KAREN HASTIE WILLIAMS              Director                          December 18, 1996
----------------------------------------
        (KAREN HASTIE WILLIAMS)

           STEPHEN G. YEONAS                Director                          December 18, 1996
----------------------------------------
          (STEPHEN G. YEONAS)

                          CERTIFIED BOARD RESOLUTIONS

     I, Douglas V. Pope, Secretary of Washington Gas Light Company ("Company"), hereby certify that the following resolutions were adopted by the Company's Board of Directors on December 18, 1996:

          RESOLVED, That the form, terms and provisions of the proposed registration statement on Form S-3 ("Registration Statement"), including a prospectus, relating to the registration by Washington Gas Light Company ("Company") under the Securities Act of 1933, as amended (the "Act"), of $250,000,000 principal amount of Debt Securities ("Debt Securities"), a draft of which was presented to this meeting, are approved in all respects; and that the Chairman of the Board and Chief Executive Officer; the President and Chief Operating Officer; the Senior Vice President and General Counsel; the Vice President and Treasurer; and the Controller of the Company ("Authorized Officers"), and each of them, are authorized, in the name and on behalf of the Company, to execute and file the Registration Statement substantially in the form of the draft presented to this meeting, with such changes as the Authorized Officers may, with the advice of counsel, deem necessary or advisable, and to execute and deliver any and all amendments and supplements thereto, including post-effective amendments, and approve any supplement to the prospectus therein contained, as they, with the advice of counsel, may deem necessary or advisable; and further

          RESOLVED, That the Company, each member of the Company's Board of Directors and each of the Authorized Officers are authorized to execute a power of attorney appointing Patrick J. Maher, James H. DeGraffenreidt, Jr., John K. Keane, Jr., Frederic M. Kline and Robert E. Tuoriniemi, and each of them individually, as attorneys-in-fact (attorneys-in-fact) to execute the Registration Statement, and any amendment thereto, and cause it to be filed with the Securities and Exchange Commission and with all other appropriate governmental and private organizations.